UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2005
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835

(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tennyson Parkway Suite 3000 Plano, Texas (Address of principal executive offices)	75024 (Zip code)

Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Underwriting Agreement
Indenture
Press release

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On December 7, 2005, the Company entered into an Underwriting Agreement with J.P. Morgan Securities Inc. (the “Underwriter”), in connection with the offer and sale of $150 million aggregate principal amount of the Company’s 7 1/2% Senior Subordinated Notes due 2015 (the “Notes”). The Underwriter will purchase the Notes for 99% of the principal amount thereof, plus accrued interest from December 21, 2005 to the closing date. The Notes will be sold to the public at par. The closing date is expected to be December 21, 2005.
The Notes will be issued pursuant to an Indenture dated December 7, 2005, between the Company, certain of the Company’s subsidiaries who are guarantors of the Notes and JPMorgan Chase Bank, National Association, as trustee (the “Indenture”). The Company will pay interest on the Notes each June 15 and December 15, beginning June 15, 2006. The Notes will mature on December 15, 2015. The Company may redeem the Notes on or after December 15, 2010 at the redemption prices described in the Indenture. The Indenture is filed as an exhibit to this Form 8-K and incorporated herein by reference.
The Notes are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended, in connection with the Company’s registration statement on Form S-3 (Registration No. 333-130160), which was automatically effective on December 6, 2005. In connection with the offering of the Notes, the Underwriting Agreement and Indenture filed as exhibits to this Form 8-K are to be incorporated by reference in their entirety into the Registration Statement.
JPMorgan Chase Bank, National Association, an affiliate of the Underwriter, is the lead agent bank on the Company’s credit facility and also serves as the Trustee under the Indenture relating to the Notes and the Company’s existing 7 1/2% Senior Subordinated Notes due 2013.
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.
On December 7, 2005, the Company announced that it had priced the Notes described in this Form 8-K and that it would use the estimated net proceeds from the offering to fund a portion of the pending $250 million oil and natural gas property acquisition expected to close in late January 2006 (previously described in Item 7.01 of the Company’s Form 8-K filed November 22, 2005). The text of the December 7, 2005 press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits
   Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.
               The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement dated December 7, 2005 among Denbury Resources Inc., the Subsidiary Guarantors listed on Schedule 2 and J.P. Morgan Securities Inc.

4.1	Indenture dated as of December 7, 2005, between Denbury Resources Inc., as Issuer, and JPMorgan Chase Bank, National Association, as Trustee

99.1	Denbury press release, dated December 7, 2005, “Denbury Resources Inc. Announces Pricing of $150 Million Senior Subordinated Notes Offering”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc.
(Registrant)

Date: December 9, 2005	By:	/s/ Phil Rykhoek

Phil Rykhoek
Senior Vice President & Chief
Financial Officer

Index to Exhibits

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement dated December 7, 2005 among Denbury Resources Inc., the Subsidiary Guarantors listed on Schedule 2 and J.P. Morgan Securities Inc.

4.1	Indenture dated as of December 7, 2005, between Denbury Resources Inc., as Issuer, and JPMorgan Chase Bank, National Association, as Trustee

99.1	Denbury press release, dated December 7, 2005, “Denbury Resources Inc. Announces Pricing of $150 Million Senior Subordinated Notes Offering”